SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 28, 2000



                             SOBIESKI BANCORP, INC.
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             (Exact name of registrant as specified in its charter)




    Delaware                 0-25518               35-1942803
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(State or other      (Commission File Number)     (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)




2930 West Cleveland Road, South Bend, Indiana            46628
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(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (219) 271-8300



                                       N/A
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(Former name or former address, if changed since last report.)

Item 5.  Other Events

     On July 28, 2000, the Registrant issued the attached press release announcing the date of its Annual Meeting of Stockholders.

Item 7.  Financial Statements and Exhibits

         (a)   Exhibit

               99   Press release, dated July 28, 2000.








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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SOBIESKI BANCORP, INC.



Date: July 28, 2000                     By: /s/ Thomas F. Gruber
                                            -----------------------------
                                            Thomas F. Gruber
                                            President and Chief Executive
                                             Officer



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


                                                                      Exhibit 99


                       [Sobieski Bancorp, Inc. Letterhead]



FOR IMMEDIATE RELEASE

Contact:  Thomas F. Gruber, President and CEO
          (219) 271-8300

SOBIESKI BANCORP ANNOUNDES ANNUAL MEETING DATE

         SOUTH BEND, INDIANA - July 28, 2000 - Sobieski Bancorp, Inc. (Nasdaq-
SCM: SOBI) today announced that the Company's 2000 Annual Meeting of Stockholders will be held on Monday, October 23, 2000 at 2 p.m., Eastern Standard Time, at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Ind. 46628.
         The voting record date for the meeting is Friday, September 15, 2000. Sobieski Bancorp. is the holding company of Sobieski Federal Savings and Loan association of South Bend, Ind.